DEAR SHAREHOLDER:

Enclosed is the annual report of the operations of the Integrity Fund of Funds, Inc., the "Fund," for the year ended 2000. The Fund's portfolio and related financial statements are presented within for your review.

As we end the year 2000, what looked like a re-run of 1999 ended with the market indices and stocks beaten up by a fear that the longest economic expansion in U.S. history may have finally come to an end.

Soaring stock prices pushed the Nasdaq Index through the 5000 level in early March. As this was happening, stocks that were the stalwarts of the Old Economy saw their share prices drop sharply.

As fast as the New Economy stocks had soared, suddenly the effects of gravity began to come into play. Dot-coms with no more than a business plan were the first to disappear. Next went companies with shares trading in triple digits.

As the year wore on, other issues spread pain on the markets. Rising oil and natural gas prices took a toll on the economy. Six Federal Reserve hikes had banks talking about bad loans. And finally, a prolonged Presidential election turned investor psychology negative. The result has been a painful and sustained sell-off.

What will the New Year bring? While no one knows these answers, our commitment to you will not change.

Throughout the year, Integrity Fund of Funds, Inc. used the markets' declines to add to existing funds and to add proven funds that have weathered many market declines. In fact, the inception date of the oldest fund in the portfolio is 1924.

Integrity Fund of Funds, Inc. began the year at $15.80 and ended the year at $12.58 (after a capital gain and income dividend of $1.83), for a 1-year total return of (8.82%). In comparison, the Dow Jones Industrial Average was down (6.18%), the Standard and Poor's 500 Index was down (10.14%) and the Nasdaq Composite was down (39.29%) for the year. This was the Nasdaq Composite's worst yearly decline ever.

While no one likes the effects of seeing their investment decline, past history shows us market uncertainties can prove to be excellent buying opportunities.

Diversification among proven funds with long-term capital appreciation and growth of income remain the primary objectives of the Fund.


Sincerely,




Monte L. Avery                             Robert E. Walstad
Chief Portfolio Strategist                 President

TERMS & DEFINITIONS
--------------------

APPRECIATION
Increase in the value of an asset.

AVERAGE ANNUAL TOTAL RETURN
A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

CONSUMER PRICE INDEX
A commonly used measure of inflation; it does not represent an investment return.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
A charge applied at the time of the redemption, assuming redemption at the end of the period.

DEPRECIATION
Decrease in the value of an asset.

GROWTH FUND
A type of diversified common stock fund that has capital appreciation as its primary goal. It invests in companies that reinvest most of their earnings for expansion, research, or development.

GROWTH & INCOME FUND
Fund that invests in common stocks for both current income and long-term growth of capital and income.

LOAD
A mutual fund whose shares are sold with a sales charge added to the net asset value.

MARKET VALUE
Actual price at which a fund trades in the market place.

NET ASSET VALUE (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

NO-LOAD
A mutual fund whose shares are sold without a sales charge added to the net asset value.

TOTAL RETURN
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------
PORTFOLIO LOAD TYPES
[pie chart]
Load                  90.3%
No-Load                9.7%

The Load Structure reflects the type of sales load typically charged by each fund in the portfolio. As of 12/29/00, the Fund has not paid a sales load to any fund.


PORTFOLIO INVESTMENT STYLE
[pie chart]
Growth                66.7%
Growth & Income       27.0%
Aggressive Growth      6.3%

The Portfolio Investment Style reflects the investment methodology and the size of the company in which each fund in the portfolio invests. These percentages are subject to change.


COMPARATIVE INDEX GRAPH
------------------------
[line graph]
Comparison of change in value of a $10,000 investment in Integrity Fund of Funds and the S&P 500 Index

                  Integrity Fund of Funds
                  w/o CDSC                    S&P 500 Index
                  -----------------------------------------
1/3/1995           $10,000                      $10,000
1995               $12,520                      $13,411
1996               $14,252                      $16,129
1997               $16,340                      $21,130
1998               $18,328                      $26,765
1999               $21,807                      $31,991
2000               $19,883                      $28,747

                           AVERAGE ANNUAL TOTAL RETURNS
                       For periods ending December 29, 2000
                       ------------------------------------

                                                                      Since Inception
                        1 year         5 year          10 year          (01/03/95)
---------------------------------------------------------------------------------------
Without CDSC            (8.82)%         9.69%            N/A              12.15%
With CDSC (1.50% Max)  (10.02)%         N/A              N/A               N/A

PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                                KEY STATISTICS
                                                --------------

12-31-99 NAV (share value)               $15.80               Number of Issues               25
12-29-00 NAV                             $12.58               Total Net Assets              $19,298,885

SCHEDULE OF INVESTMENTS December 29, 2000
-----------------------------------------

NAME OF ISSUER
Percentages represent the market value
of each investment category to total net assets                                    Quantity             Market Value
--------------------------------------------------------------------------------------------------------------------
MUTUAL FUNDS (97.6%)
*AIM Aggressive Growth Fund A...................................................    68,149           $     870,262
AIM Blue Chip Fund A............................................................    70,572               1,112,209
AIM Charter Fund A..............................................................    99,951               1,489,267
*AIM Constellation Fund A.......................................................    21,347                 617,580
*AIM Value Fund A...............................................................   130,267               1,629,645
AIM Weingarten A................................................................    35,913                 735,135
American Growth Fund of America.................................................    48,270               1,307,149
American New Economy Fund.......................................................    24,515                 542,761
*American Washington Mutual Investors...........................................    24,478                 710,583
*Davis New York Venture A.......................................................    45,356               1,303,530
Franklin Growth & Income A......................................................   143,472               2,024,390
Gabelli Growth Fund.............................................................     5,081                 191,996
Invesco Blue Chip Growth........................................................    33,882                 174,491
Janus Fund......................................................................    10,126                 337,107
Legg Mason Value Trust..........................................................     8,640                 479,003
Massachusetts Investors Growth Stock Fund.......................................    26,833                 459,911
Massachusetts Investors Trust A.................................................    30,222                 605,038
MFS Capital Opportunities Fund..................................................    54,657                 977,812
MFS Research A..................................................................    44,593               1,069,350
Putnam Investors Fund A.........................................................    21,674                 332,909
*Putnam Vista Fund..............................................................    68,955                 897,791
Putnam Voyager Fund.............................................................    13,313                 310,202
Strong Large Cap Growth Fund....................................................     4,886                 169,886
Vanguard Index Trust Growth Portfolio...........................................     7,508                 229,505
Vanguard Index Trust 500 Portfolio..............................................     2,051                 249,877
                                                                                                     -------------
TOTAL MUTUAL FUNDS (COST: $18,368,707) ............................................................  $  18,827,389
                                                                                                     -------------
SHORT-TERM SECURITIES (2.5%)
Federated Money Market Trust #092  (COST: $486,743) ..............................................         486,743
                                                                                                     -------------
TOTAL INVESTMENTS IN SECURITIES (COST: $18,855,450) ..............................................   $  19,314,132
OTHER ASSETS LESS LIABILITIES ....................................................................         (15,247)
                                                                                                     -------------
NET ASSETS........................................................................................   $  19,298,885
                                                                                                     =============

*Indicates securities are segregated by the custodian to cover initial margin requirements.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS December 29, 2000
--------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 29, 2000
-----------------------------------

ASSETS
     Investments in securities, at value (cost: $18,855,450....................    $   19,314,132
     Accrued interest receivable...............................................             3,777
     Accrued dividends receivable..............................................           152,742
     Prepaid expenses..........................................................             1,043
                                                                                   --------------
        Total Assets...........................................................    $   19,471,694
                                                                                   --------------

LIABILITIES
     Accrued expenses..........................................................    $       25,186
     Payable for fund shares redeemed..........................................           111,552
     Bank overdraft............................................................            36,071
                                                                                   --------------
        Total Liabilities......................................................    $      172,809
                                                                                   --------------

NET ASSETS.....................................................................    $   19,298,885
                                                                                   ==============
Net assets are represented by:
     Capital stock outstanding, at par.........................................    $          153
     Additional paid-in capital................................................        18,840,050
     Unrealized appreciation on investments....................................           458,682
                                                                                   --------------
          Total amount representing net assets applicable to
           1,533,588 outstanding shares of $.0001 par value-
          common stock (1,000,000,000 shares authorized) ......................    $   19,298,885
                                                                                   ==============
Net asset value per share......................................................    $        12.58
                                                                                   ==============

STATEMENT OF OPERATIONS
For year ended December 29, 2000
--------------------------------

INVESTMENT INCOME
    Interest...................................................................    $       35,507
    Dividends..................................................................           348,429
                                                                                   --------------
         Total Investment Income...............................................    $      383,936
                                                                                   --------------
EXPENSES
    Investment advisory fees...................................................    $      195,960
    Transfer agent fees........................................................            31,201
    Accounting service fees....................................................            34,854
    Service fees...............................................................            54,433
    Custodian fees.............................................................             3,255
    Transfer agent out-of-pockets..............................................             6,999
    Professional fees..........................................................             6,738
    Directors fees.............................................................             2,669
    Reports to shareholders....................................................             3,104
    Insurance expense..........................................................             1,707
    License, fees, and registrations...........................................             7,586
                                                                                   --------------
        Total Expenses.........................................................    $      348,506
    Less expenses waived or absorbed
    by the Fund's manager......................................................            (1,155)
                                                                                   --------------
         Total Net Expenses....................................................    $      347,351
                                                                                   --------------
NET INVESTMENT INCOME (LOSS) ..................................................    $       36,585
                                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) from:
     Investment transactions...................................................    $      609,288
     Capital gain distributions................................................         1,821,645
     Net change in unrealized appreciation (depreciation) of:
     Investments...............................................................        (4,339,971)
                                                                                   --------------
          Net Realized and Unrealized Gain
          (Loss) on Investments................................................    $   (1,909,038)
                                                                                   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................    $   (1,872,453)
                                                                                   ==============

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS December 29, 2000
--------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 29, 2000, and the year ended December 31, 1999
--------------------------------------------------------------------------
                                                                                For The                      For The
                                                                               Year Ended                   Year Ended
                                                                            December 29, 2000            December 31, 1999
                                                                          ------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss) .........................................     $     36,585                 $    103,802
    Net realized gain (loss) on investment and futures transactions.......        2,430,933                    1,363,878
    Net change in unrealized appreciation (depreciation) on investments
    and futures ..........................................................       (4,339,971)                   2,229,033
                                                                          ----------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Operations.......................................................     $ (1,872,453)                $  3,696,713
                                                                          ----------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income
    ($.03 and $.08 per share, respectively) ..............................     $    (37,937)                $   (103,802)
    Distributions from net realized gain on investment and futures
    transactions ($1.80 and $1.04 per share, respectively) ...............       (2,430,933)                  (1,363,878)
                                                                          ----------------------------------------------
          Total Dividends and Distributions...............................     $ (2,468,870)                $ (1,467,680)
                                                                          ----------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares..........................................     $  2,414,073                 $  2,431,447
    Proceeds from reinvested dividends....................................        2,379,513                    2,283,807
    Cost of shares redeemed...............................................       (3,286,223)                  (4,869,579)
                                                                          ----------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
          Capital Share Transactions......................................     $  1,507,363                 $   (154,325)
                                                                          ----------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...................................     $ (2,833,960)                $  2,074,708

NET ASSETS, BEGINNING OF PERIOD...........................................       22,132,845                   20,058,137
                                                                          ----------------------------------------------
NET ASSETS, END OF PERIOD.................................................     $ 19,298,885                 $ 22,132,845
                                                                          ==============================================

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS December 29, 2000


Note 1.   ORGANIZATION
          Integrity Fund of Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on June 1, 1994 and commenced operations on January 1, 1995. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which, in turn, invest principally in equity securities.

          Shares of the Fund are offered for sale at net asset value without a sales charge. Shares may be subject to a contingent deferred sales charge if redeemed within five years of purchase.

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          INVESTMENT SECURITY VALUATION - Investments in securities for which market quotations are readily available are valued at the last reported sales price or net asset value at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

          FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required.

          DISTRIBUTIONS TO SHAREHOLDERS - The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash.

          DIVIDEND INCOME - Dividend income is recognized on the ex-dividend date.

          FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

          A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

          Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

          Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.   CAPITAL SHARE TRANSACTIONS
          As of December 29, 2000, there were 1,000,000,000 shares of $.0001 par value authorized; 1,533,588 and 1,400,763 shares were outstanding at December 29, 2000, and December 31, 1999, respectively. Transactions in capital shares were as follows:

                                                                      Shares
                                                                      ------
                                                   For The Year Ended          For The Year Ended
                                                   December 29, 2000           December 31, 1999
                                                   ----------------------------------------------
Shares sold........................................     151,964                   162,092
Shares issued on reinvestment of dividends.........     186,336                   151,506
                                                   ----------------------------------------------
Net increase (decrease) ...........................     132,825                    (9,365)
                                                   ==============================================

Note 4.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

          ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

          The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment
          Advisory Agreement provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has recognized $195,960 of investment advisory fees for the year ended December 29, 2000. The Fund has a payable to ND Money Management, Inc. of $13,997 at December 29, 2000 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

          ND Capital, Inc. ("Capital") is the Fund's principal underwriter.
          The Fund pays Capital service fees computed at an annual rate of 0.25% of the Fund's average daily net assets. Capital, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts. The Fund has recognized $53,279 of service fees, after partial waiver, for year ended December 29, 2000. The Fund has a payable to Capital of $3,066 at December 29, 2000 for service fees. Certain officers and directors of the Fund are also officers and directors of the underwriter.

          ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next
          $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $31,201 of transfer agency fees for the year ended December 29, 2000. The Fund has a payable to ND Resources, Inc. of $2,224 at December 29, 2000 for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $34,854 of accounting service fees for the year ended December 29, 2000. The Fund has a payable to ND Resources, Inc. of $2,749 at December 29, 2000 for accounting service fees.

Note 5.   INVESTMENT SECURITY TRANSACTIONS
          The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $7,366,024 and $5,590,066, respectively, for the year ended December 29, 2000.

Note 6.   INVESTMENT IN SECURITIES
          At December 29, 2000, the aggregate cost of securities for federal income tax purposes was $18,855,450, and the net unrealized appreciation of investments based on the cost was $458,682, which is comprised of $2,005,458 aggregate gross unrealized appreciation and $1,546,776 aggregate gross unrealized depreciation.


FINANCIAL HIGHLIGHTS
Selected per share data and ratios for the period indicated
-----------------------------------------------------------

                                              For The         For The          For The          For The         For The
                                             Year Ended      Year Ended       Year Ended      Year Ended       Year Ended
                                            December 29,    December 31,     December 31,     December 31,     December 31,
                                               2000             1999             1998            1997             1996
                                            -------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....... $   15.80       $   14.22        $   13.27        $   12.53        $   11.76
                                            -------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss).......... $     .03       $     .08        $    (.03)       $     .21        $     .10
     Net realized and unrealized
     gain (loss) on investment and futures
     transactions..........................     (1.42)           2.62             1.64             1.63             1.53
                                            -------------------------------------------------------------------------------
        Total Income (Loss) From
        Investment Operations.............. $   (1.39)      $    2.70        $    1.61        $    1.84        $    1.63
                                            -------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     From net investment income ........... $    (.03)      $    (.08)       $     .00        $    (.21)       $    (.10)
     Distributions from net realized gains.     (1.80)          (1.04)            (.66)            (.89)            (.76)
                                            -------------------------------------------------------------------------------
         Total Distributions............... $   (1.83)      $   (1.12)       $    (.66)       $   (1.10)       $    (.86)
                                            -------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD............. $   12.58       $   15.80        $   14.22        $   13.27        $   12.53
                                            ===============================================================================

TOTAL RETURN...............................     (8.82%)(A)      18.98%(A)        12.17%(A)        14.65%(A)        13.84%(A)



RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in
     thousands)............................ $   19,299      $   22,133       $   20,058       $   17,444       $   11,406
     Ratio of net expenses (after expense
     assumption) to average net assets.....      1.59%(B)        1.58%(B)         1.60%(B)         1.62%(B)         1.63%(B)
     Ratio of net investment income to
     average net assets....................      0.17%           0.49%           (0.36)%           1.73%            0.98%
     Portfolio turnover rate...............     26.46%          19.49%           32.28%           31.99%           50.11%

(A)  Excludes contingent deferred sales charge of 1.5%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $1,155, $3,205, $2,151, $7,031, and $24,114. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.60%, 1.60%, 1.62%, 1.64%, and 1.78%, respectively.

The accompanying notes are an integral part of these financial statements.


TAX INFORMATION For The Year Ended December 29, 2000

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

                                                    DIVIDENDS AND DISTRIBUTIONS PER SHARE
                                                    -------------------------------------
To Shareholders of                                       From Net               From Net Realized          From Net Realized
Record                      Payment Date            Investment Income          Short-Term Gains            Long-Term Gains
------------------          ------------            -----------------          -----------------          -----------------
December 26, 2000          December 28, 2000              0.0281                      0.1215                     1.6766

Shareholders should consult their tax advisors.



INDEPENDENT AUDITOR'S REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
INTEGRITY FUND OF FUNDS, INC.


We have audited the accompanying statement of assets and liabilities of Integrity Fund of Funds, Inc. (the Fund), including the schedule of investments, as of December 29, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 29, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity Fund of Funds, Inc. as of December 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.


BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota  USA
February 05, 2001